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                                                                   EXHIBIT 23.01
                                                                   -------------




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-88513, No. 333-39016 and No. 333-75230) of
DSL.net, Inc. of our reports dated February 26, 2002, except for the paragraph in Note 15, as to which the date is March 1, 2002, relating to the financial statements, which appear in this Annual Report on Form 10-K.



PricewaterhouseCoopers LLP

Stamford, CT
March 29, 2002